UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8 K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                 April 28, 2005

                              Datameg Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                           333-107715      13-3134389
       (Commission File Number)        (IRS Employer Identification No.)

                     9 West Broadway, Boston MA       02127
           (Address of Principal Executive Offices) (Zip Code)

                                 (413) 642 0160
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2005, the Company entered into an Engagement Agreement with 350 Group, LLC, whereby 350 Group will apply its resources, in close collaboration with Datameg management and that of its wholly-owned subsidiary, North Electric Company, Inc., to refine and execute the Company's short-term and long-term business planning; formalize commercial operations systems and strategic product distribution channels; formulate corporate finance plans; assist the Company in raising capital; as well as assist in recruiting independent board directors and formation of the Company's Technical Advisory Board.

For a further description of the Engagement Agreement with 350 Group, see Items
3.02 and 8.01 below.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Engagement Agreement and as consideration for 350 Group, LLC's services pursuant thereto, the Company agreed to issue to 350 Group a non-qualified stock option to purchase up to 94,000,000 shares of the Company's common stock (if all milestones are achieved). The exercise price of the option is $0.10 per share. The option becomes exercisable (or vests) in amounts based on the achievement of certain milestones by the Company, including major commercial successes, achieving certain revenue levels and implementing business systems and financial reporting systems suitable for the Company. Vesting occurs in increments ranging from 1,175,000 to 4,700,000 shares. The Company also agreed to reimburse 350 Group for its reasonable travel and out-of-pocket expenses. The agreement contains customary non-disclosure and indemnification provisions. The Company issued such options in a transaction not involving any public offering in reliance on Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On May 4, 2005, the Company issued a press release announcing that the Company entered into an Engagement Agreement with 350 Group, LLC. A copy of the press release announcing the foregoing is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 - Financial Statements and Exhibits

Exhibit 10.1 -	Engagement Agreement between Datameg Corporation and 350 Group,
                LLC dated April 28, 2005.

Exhibit 99.01 -	Press Release dated May 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

	/s/ Mark P. McGrath
	--------------------
	By: Mark P. McGrath,
	    Chairman

Date:  May 4, 2005